UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)		September 20, 2007

SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-8641	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey		07890
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(973) 948-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           Adoption of Selective Insurance Company of America Deferred Compensation Plan (2005)

Selective Insurance Company of America (“SICA”), a wholly-owned subsidiary of Selective Insurance Group, Inc. (the “Registrant”), adopted the Selective Insurance Company of America Deferred Compensation Plan (2005) (the “DCP”), effective as of January 1, 2005.  Since 2002, SICA had maintained a deferred compensation plan, the Selective Insurance Company of America Deferred Compensation Plan.  The DCP was established effective January 1, 2005 to address the rules promulgated under Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) related to employee deferrals and employer contributions that were earned, or first vested, after December 31, 2004.

The purpose of the DCP is to provide a select group of management or highly compensated employees of SICA and participating affiliates, including the Registrant’s named executive officers, the opportunity to defer receipt of specified portions of their compensation and to have such deferred amounts treated as if invested in specified investment options.  The DCP is administered on behalf of SICA by the SICA Benefits Advisory Committee.

A participant in the DCP may elect to defer up to: (i) 50% of annual base salary; (ii) 100% of annual cash incentive payments; and (iii) a percentage of other compensation as may be determined by SICA.  In addition to the deferrals elected by employees participating in the DCP, the participating employers may choose to make matching and discretionary contributions.  SICA will maintain accounts for each participant in the DCP.  Amounts credited to participants’ accounts will be deemed invested in one or more notional investment options selected by the participant from among those specified by SICA.  Participants are fully vested in all amounts deferred by the participant.  SICA contributions, including matching contributions, shall vest as determined by SICA.  To the extent not matched in the Selective Insurance Retirement Savings Plan, SICA will match 65% of up to 7% of an employee’s base salary contributed by the employee to the DCP.  In the event of a change of control before a participant’s separation from service, any unvested portion of the participant’s matching contribution will become fully vested.

A participant may receive distributions from the DCP upon separation from service, disability, or death.  In addition, a participant may elect to receive a previously scheduled in-service distribution or request a distribution to meet an unforeseeable emergency as defined in the Code and Treasury Regulations.

The foregoing description of the DCP does not purport to be complete and is qualified in its entirely by reference to the full text of the DCP, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.                   Financial Statements and Exhibits.

(d)	Exhibits

	10.1	Selective Insurance Company of America Deferred Compensation Plan (2005)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date: September 20, 2007	By:	/s/ Michael H. Lanza
Michael H. Lanza
Senior Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Selective Insurance Company of America Deferred Compensation Plan (2005)